EXHIBIT 10.86

As of September 9, 2004

NewCorp Resources Electric Cooperative, Inc.

500 West Wall, Suite 400

Midland, Texas 79701

Attn:  Lee D. Atkins

Telecopy No. (432)684-0333

Re:                             Promissory Note dated September 10, 2003 in the aggregate principal amount of $14,168,715.04 executed by NewCorp Resources Electric Cooperative, Inc. (“Borrower”) in favor of Beal Savings Bank (as assignee of Beal Bank, S.S.B.) (the “Lender”) (such promissory note, the ‘Note’).  All capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as in the Note.

Ladies and Gentlemen:

Borrower has requested that the Lender agree to amend clause (h) of Section 1 of the Note to read in its entirety as follows:

(h)                                 “Final Maturity Date” shall mean September 30, 2004.

The Lender agrees to the foregoing requested amendment on the terms and conditions set forth in this letter (the “Amendment Letter”).

In order to induce the Lender to agree to this Amendment Letter, Borrower agrees that:

(a)                                  Except as expressly set forth herein, this Amendment Letter shall not be deemed to be an amendment or waiver of the terms and provisions of any of the Loan Documents nor a waiver of any Event of Default;

(b)                                 Except as expressly modified by this Amendment Letter, the terms and provisions of the Note and the other Loan Documents are ratified and confirmed and shall continue in full force and effect;

(c)                                  The Note and the other Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

(d)                                 Each reference in any Loan Document to the Note is hereby amended to mean    the Note as amended by this Amendment Letter.

Borrower also represents and warrants to the Lender that the following statements are true, correct and complete; (a) no Event of Default has occurred and is continuing and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

THIS AMENDMENT LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT-MATTER HEREOF AND SUPERCEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS

AMDENDMENT LETTER, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  This Amendment Letter shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.  This Amendment Letter may be executed in one or more counterparts and on telecopy counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

Very truly yours,

BEAL SAVINGS BANK (as assignee of Beal Bank,
(S.S.B.)

		By:	/s/ Clark E. Emurght for
Molly Curl
Chief Financial Officer

Accepted and agreed to As of September 9th, 2004

BORROWER:

NEWCORP RESOURCES ELECTRIC
COOPERATIVE INC.

By:	/s/ Lee D. Atkins
Lee D. Atkins
Secretary and Treasurer